UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 1, 2011 (January 13, 2011)
Buckeye Partners, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9356	23-2432497
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

One Greenway Plaza
Suite 600
Houston, TX	77046
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (832) 615-8600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by Buckeye Partners, L.P. on January 20, 2011. The Current Report on Form 8-K is being amended by this Form 8-K/A to include the audited and unaudited financial statements and other information required by Item 9.01 of Form 8-K. No other amendments to the Form 8-K are being made by this Form 8-K/A (Amendment No. 1).
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
     Audited consolidated financial statements of FR Borco Topco, L.P. and Subsidiaries for the years ended December 31, 2010 and 2009, the notes thereto and the Independent Auditors Report issued by KPMG Accountants N.V., which are filed as Exhibit 99.1 hereto and are incorporated herein by reference.
(b) Unaudited Pro Forma Condensed Combined Consolidated Financial Statements
     Unaudited pro forma condensed combined balance sheet of Buckeye Partners, L.P. at December 31, 2010, unaudited pro forma condensed consolidated statement of operations of Buckeye Partners, L.P. for the twelve months ended December 31, 2010, and the notes related thereto, which are filed as Exhibit 99.2 hereto and are incorporated herein by reference.
   (d) Exhibits.
23.1	Consent of KPMG Accountants N.V.

99.1	Audited Consolidated Financial Statements of FR Borco Topco, L.P. and Subsidiaries for the years ended December 31, 2010 and 2009, the notes thereto and the Independent Auditors Report issued by KPMG Accountants N.V.

99.2	Unaudited pro forma condensed consolidated balance sheet of Buckeye Partners, L.P. at December 31, 2010, unaudited pro forma condensed consolidated statement of operations of Buckeye Partners, L.P. for the twelve months ended December 31, 2010, and the notes related thereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC,
its General Partner

	By:	/s/ William H. Schmidt, Jr. William H. Schmidt, Jr.
Vice President and General Counsel
Dated April 1, 2011

Exhibit Index
     (d) Exhibits.
23.1	Consent of KPMG Accountants N.V.

99.1	Audited Consolidated Financial Statements of FR Borco Topco, L.P. and Subsidiaries for the years ended December 31, 2010 and 2009, the notes thereto and the Independent Auditors Report issued by KPMG Accountants N.V.

99.2	Unaudited pro forma condensed consolidated balance sheet of Buckeye Partners, L.P. at December 31, 2010, unaudited pro forma condensed consolidated statement of operations of Buckeye Partners, L.P. for the twelve months ended December 31, 2010, and the notes related thereto.

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